Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 6, 2016, among COUSINS PROPERTIES INCORPORATED, a Georgia corporation (the “Borrower”), the parties from time to time identified by the Borrower as Co-Borrowers pursuant to Section 6.12 of the Credit Agreement (as defined below), the Guarantors (as defined in the Credit Agreement), each Lender that is a party hereto, JPMORGAN CHASE BANK, N.A., as Syndication Agent and an L/C Issuer, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and SUNTRUST BANK, as Documentation Agent and an L/C Issuer.

RECITALS

A. The Borrower, the Co-Borrowers, the Guarantors, the Lenders, the L/C Issuers, the Administrative Agent and certain other agents are parties to that certain Third Amended and Restated Credit Agreement, dated as of May 28, 2014 (as amended prior to the date hereof, the “Credit Agreement”).

B. The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein, to which request the Administrative Agent and the Lenders are willing to consent, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

2. Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, 1.06 and 1.07 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

3. Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement shall be amended by adding the following defined terms in their respective proper alphabetical order:

“ ‘First Amendment’ means that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 6, 2016.”

“ ‘Operating Partnership’ means a direct or indirect Subsidiary of the Borrower that (a) is a Co-Borrower hereunder, (b) owns, directly or indirectly, substantially all of the assets owned by the Borrower and the Consolidated Entities, taken together on a consolidated basis and (c) is designated as the “Operating Partnership” by the Borrower in a written notice to the Administrative Agent.”

(b) Section 1.01 of the Credit Agreement shall be amended to delete the parenthetical at the end of clause (b)(iii) in the defined term “Change of Control”.

(c) Section 1.02 of the Credit Agreement shall be amended to add the following as a new clause (e) immediately below clause (d) thereof:

“(e) Notwithstanding anything to the contrary herein or in any other Loan Document, the Operating Partnership and each of its wholly-owned Subsidiaries shall be deemed to be wholly-owned Subsidiaries of the Borrower.”

(d) Section 7.04 of the Credit Agreement shall be amended (i) to delete the word “and” at the end of paragraph (b) thereof, (ii) to delete the period at the end of paragraph (c) thereof and replace it with “;and” and (iii) to add the following immediately below paragraph (c) as a new paragraph (d):

“(d) any Consolidated Entity of the Borrower may merge, dissolve, liquidate or consolidate with or into any other Person in connection with (i) any Investment permitted under Section 7.02, or (ii) any Disposition permitted under Section 7.05; provided, in each case, that (A) if the surviving entity is a Consolidated Entity of the Borrower, such Person shall become a Guarantor to the extent required by Section 6.12 and (B) after giving effect to such merger, dissolution, liquidation or consolidation, the Borrower shall be in compliance, on a pro forma basis, with Section 7.11 and (solely to the extent that in connection with any such merger, dissolution, liquidation or consolidation, the Borrower or any of the Consolidated Entities creates, incurs or assumes any Indebtedness for Money Borrowed) Section 7.03.”

(e) Section 7.06(b) of the Credit Agreement shall be amended to add the following parenthetical immediately prior to the semicolon at the end thereof:

“(or in the case of the Operating Partnership or any non-wholly-owned Subsidiaries of the Borrower, to the Borrower or any Subsidiary of the Borrower that is a direct or indirect shareholder of the Operating Partnership or such non-wholly owned Subsidiary and to each other owner of Capital Stock of such Person on a pro rata basis (or more favorable basis from the perspective of the Borrower or such Subsidiary) based on their relative ownership interests)”.

(f) Section 7.08 of the Credit Agreement shall be amended to add the following immediately prior to the period at the end thereof:

“; provided that the foregoing restriction shall not apply to transactions between or among the Borrower and any of its Subsidiaries or between or among Subsidiaries of the Borrower”.

4. Representations and Warranties; FATCA Certification. Each of the Loan Parties that is a party to this Amendment hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) immediately after the effectiveness of this Amendment on the Effective Date, no Default has occurred and is continuing;

(b) the execution and delivery by such Loan Party of this Amendment, and the performance by such Loan Party of this Amendment and the Credit Agreement as amended hereby (the “Amended Credit Agreement”), have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) contravene the terms of any of such Person’s organization documents; (ii) contravene, constitute a default under or result in any breach of, or the creation of any Lien under, (A) any material Contractual Obligation to which such Person is a party or (B) any material order, injunction, writ or decree of any Governmental Authority or any material arbitral award to which such Person or its property is subject; or (iii) violate any Law applicable to such Person or its property;

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(c) this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto in accordance with its terms, except (i) that enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity;

(d) the representations and warranties of such Loan Party contained in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except, if a qualifier relating to materiality or Material Adverse Effect or a similar concept already applies, such representation or warranty is true and correct in all respects) on and as of the Effective Date, except to the extent of changes resulting from matters permitted under the Loan Documents or other changes in the ordinary course of business not having a Material Adverse Effect except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except, if a qualifier relating to materiality or Material Adverse Effect or a similar concept already applies, such representation or warranty is true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4(d), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement; and

(e) The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Amended Credit Agreement and the other Loan Documents as of the date hereof, including without limitation all Persons who were required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Guaranty as a Guarantor as of the date hereof to the extent required by the terms of the Amended Credit Agreement and the other Loan Documents.

For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Effective Date of this Amendment, each Loan Party and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Amended Credit Agreement and this Amendment as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

5. Effective Date.

(a) This Amendment will become effective as of the date when each of the following conditions precedent has been satisfied (the “Effective Date”):

(i) the Administrative Agent shall have received from the Loan Parties and the Required Lenders a duly executed counterpart to this Amendment;

(ii) the Administrative Agent shall have received, to the extent invoiced on or prior to the Effective Date, payment of all out-of-pocket expenses required to be paid or reimbursed by the Borrower pursuant to Section 10.04 of the Credit Agreement;

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(iii) immediately after giving effect to this Amendment, as of the Effective Date, no Default or Event of Default shall have occurred and be continuing; and

(iv) such officer’s certificates (including without limitation related resolutions) as the Administrative Agent shall reasonably request.

(b) From and after the Effective Date, the Credit Agreement is amended or modified as set forth herein.

(c) The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

6.	Miscellaneous.

(a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as provided in Section 10.07 of the Credit Agreement. No third party beneficiaries are intended in connection with this Amendment. Notwithstanding the provisions of Section 6.12(b)(B) of the Credit Agreement, the Operating Partnership shall become a Co-Borrower automatically and immediately upon the delivery to the Administrative Agent by the Borrower of the materials described in Sections 6.12(a)(i) and (ii) (it being understood that such materials shall be deemed to be in form, content and scope satisfactory to the Administrative Agent and to include all such documents that the Administrative Agent deems necessary for the purposes described therein if such materials shall be substantially consistent in form and substance with materials delivered by the Borrower in connection with joinders of Guarantors under the Agreement prior to the date hereof) and Sections 6.12(b)(i), (ii) and (iii) of the Credit Agreement as they relate to the Co-Borrower (or at such later time as is specified in a written notice from the Borrower to the Administrative Agent). In addition, the Lenders hereby waive any Default or Event of Default that would arise from the incurrence of any indebtedness by any Subsidiary of the Borrower under any credit facility (as well as the incurrence of Liens to secure the obligations incurred in connection therewith and the entry into the definitive documentation with respect thereto) in connection with or in anticipation of the distribution of such Subsidiary’s Capital Stock to the shareholders of the Operating Partnership and/or the Borrower, provided that (i) such distribution is not otherwise prohibited by the terms of the Credit Agreement, (ii) such distribution occurs no later than three Business Days following the incurrence of such indebtedness and (iii) after giving effect to such distribution such Subsidiary shall cease to be a Subsidiary and a Consolidated Entity.

(b) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.17 AND 10.18 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE, AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Transmission of signatures of any party by facsimile or PDF by email shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Administrative Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents. Except as provided in Section 5, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto.

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(d) This Amendment, together with the Amended Credit Agreement and the other Loan Documents (collectively, the “Relevant Documents”), contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect to the subject matter hereof. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

(e) If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) All references in any of the Loan Documents to the “Credit Agreement” shall mean the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(g) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 10.04 of the Credit Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder.

(h) The Loan Documents and the terms and provisions thereof, as modified and amended hereby, shall remain in full force and effect following the effectiveness hereof. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(i) Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guaranty against such Guarantor in accordance with its terms.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	COUSINS PROPERTIES INCORPORATED,
a Georgia corporation

	By:	/s/ Pamela F. Roper
	Name:	Pamela F. Roper
	Title:	Senior Vice President

GUARANTORS:	CPI 191 LLC,
a Georgia limited liability company

		By:	Cousins Properties Incorporated, a Georgia corporation, as managing member

		By:	/s/ Pamela F. Roper
		Name:	Pamela F. Roper
		Title:	Senior Vice President

COUSINS MURFREESBORO LLC,
IPC INVESTMENTS LLC,
CP 2100 ROSS LLC,
COUSINS GREENWAY CENTRAL PLANT LLC,
COUSINS GREENWAY EAST PARENT LLC,
COUSINS GREENWAY OUTPARCEL WEST LLC,
COUSINS GREENWAY WEST PARKING LLC,
COUSINS 777 MAIN STREET LLC,
COUSINS 3RD & COLORADO LLC,
COUSINS NORTHPARK 400 LLC,
COUSINS NORTHPARK 500/600 LLC,
COUSINS CH HOLDINGS LLC,
COUSINS SPRING & 8TH STREETS LLC,
COUSINS FTC HOLDINGS LLC,
CPI SERVICES LLC,
COUSINS AVALON LLC,
DC CHARLOTTE PLAZA INVESTMENT LLC,
each a Georgia limited liability company

		By:	Cousins Properties Incorporated, a Georgia corporation, as sole member

		By:	/s/ Pamela F. Roper
		Name:	Pamela F. Roper
		Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

COUSINS/DANIEL, LLC,
a Georgia limited liability company

	By:	Cousins, Inc., an Alabama corporation,
its manager

	By:	/s/ Pamela F. Roper
	Name:	Pamela F. Roper
	Title:	Senior Vice President

COUSINS, INC.,
an Alabama corporation

By:	/s/ Pamela F. Roper
Name:	Pamela F. Roper
Title:	Senior Vice President

1230 PEACHTREE ASSOCIATES LLC,
COUSINS GREENWAY EIGHT TWELVE LLC,
each a Georgia limited liability company

By:	CP Venture IV Holdings LLC, a Delaware limited liability company, as sole member

		By:	Cousins Properties Incorporated, a Georgia corporation, as Administrative Manager and Development Manager

			By:	/s/ Pamela F. Roper
			Name:	Pamela F. Roper
			Title:	Senior Vice President

ONE NINETY ONE PEACHTREE ASSOCIATES, LLC, a Georgia limited liability company

	By:	CPI 191 LLC, a Georgia limited liability company, as managing member

		By:	Cousins Properties Incorporated, a Georgia corporation, as managing member

			By:	/s/ Pamela F. Roper
			Name:	Pamela F. Roper
			Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

COUSINS GREENWAY EDLOE PARKING LLC, COUSINS GREENWAY NINE LLC, each a Georgia limited liability company

By:	CF Murfreesboro Associates, a Delaware general partnership, as sole member

	By:	Cousins Murfreesboro LLC, a Georgia limited liability company, general partner

		By:	Cousins Properties Incorporated, a Georgia corporation, as sole member

			By:	/s/ Pamela F. Roper
			Name:	Pamela F. Roper
			Title:	Senior Vice President

	By:	Cousins TRS Services LLC, a Georgia limited liability company, general partner

			By:	CPI Services LLC, a Georgia limited liability company, as sole member

				By:	Cousins Properties Incorporated, a Georgia corporation, as sole member

					By:	/s/ Pamela F. Roper
					Name:	Pamela F. Roper
					Title:	Senior Vice President

COUSINS GREENWAY WEST PARENT LLC, a Georgia limited liability company

By:	Cousins/Daniel, LLC, a Georgia limited liability company, as sole member

	By:	Cousins, Inc., an Alabama corporation, as manager

			By:	/s/ Pamela F. Roper
			Name:	Pamela F. Roper
			Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

CF MURFREESBORO ASSOCIATES, a Delaware general partnership

By:	Cousins Murfreesboro LLC, a Georgia limited liability company, general partner

	By:	Cousins Properties Incorporated, a Georgia corporation, as sole member

		By:	/s/ Pamela F. Roper
		Name:	Pamela F. Roper
		Title:	Senior Vice President

By:	Cousins TRS Services LLC, a Georgia limited liability company, general partner

	By:	CPI Services LLC, a Georgia limited liability company, as sole member

		By:	Cousins Properties Incorporated, a Georgia corporation, as sole member

			By:	/s/ Pamela F. Roper
			Name:	Pamela F. Roper
			Title:	Senior Vice President

CP VENTURE IV HOLDINGS LLC, a Delaware limited liability company

By:	Cousins Properties Incorporated, a Georgia corporation, Administrative Manager and Development Manager

	By:	/s/ Pamela F. Roper
	Name:	Pamela F. Roper
	Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

COUSINS GREENWAY WEST FIRST PARENT LLC,
a Georgia limited liability company

By:	Cousins Greenway West Parent LLC, a Georgia limited liability company, as sole member

	By:	Cousins/Daniel, LLC, a Georgia
limited liability company, as sole member

		By:	Cousins, Inc., an Alabama corporation, as manager

			By:	/s/ Pamela F. Roper
			Name:	Pamela F. Roper
			Title:	Senior Vice President

COUSINS SPRING & 8TH STREETS PARENT LLC, a Georgia limited liability company

By:	Cousins Spring & 8th Streets LLC, a Georgia limited liability company, as sole member

	By:	Cousins Properties Incorporated, a Georgia corporation, as sole member

		By:	/s/ Pamela F. Roper
		Name:	Pamela F. Roper
		Title:	Senior Vice President

COUSINS CH INVESTMENT LLC, a Georgia limited liability company

By:	Cousins CH Holdings LLC, a Georgia limited liability company, as sole member

	By:	Cousins Properties Incorporated, a Georgia corporation, as sole member

	By:	/s/ Pamela F. Roper
	Name:	Pamela F. Roper
	Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

COUSINS FTC CHARLOTTE LP,
a Georgia limited partnership

By:	Cousins FTC Manager LLC a Georgia limited liability company, as general partner

	By:	Cousins FTC Holdings LLC, a Georgia corporation, as sole member

		By:	Cousins Properties Incorporated, a Georgia corporation, as sole member

			By:	/s/ Pamela F. Roper
			Name:	Pamela F. Roper
			Title:	Senior Vice President

BLALOCK LAKES, LLC COUSINS TRS SERVICES LLC, each a Georgia limited liability company

By:	CPI Services LLC, a Georgia limited liability company, as sole member

By: Cousins Properties Incorporated, a Georgia corporation, as sole member

	By:	/s/ Pamela F. Roper
	Name:	Pamela F. Roper
	Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

LENDERS/AGENTS:

JPMORGAN CHASE BANK, N.A.,
individually in its capacity as a Lender, as Syndication Agent and as an L/C Issuer

By:	/s/ Rita Lai
Name:	Rita Lai
Title:	Executive Director

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
individually in its capacity as a Lender, as Administrative Agent, as an L/C Issuer and as Swing Line Lender

By:	/s/ Michael J. Kauffman
Name:	Michael J. Kauffman
Title:	Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

SUNTRUST BANK,
individually in its capacity as a Lender, as Documentation Agent and as an L/C Issuer

By:	/s/ Francine Glandt
Name:	Francine Glandt
Title:	Senior Vice President, REIT Banking Group

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Ricketts
Name:	Matthew Ricketts
Title:	Managing Director

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Chad McMasters
Name:	Chad McMasters
Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Lee Hord
Name:	J. Lee Hord
Title:	Senior Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nan E. Delahunt
Name:	Nan E. Delahunt
Title:	Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ J. Patrick Daugherty
Name:	J. Patrick Daugherty
Title:	Authorized Officer

Signature Page to First Amendment to Third Amended and Restated Credit Agreement

ATLANTIC CAPITAL BANK, N.A.
as a Lender

By:	/s/ Patrick T. Hickey, Jr.
Name:	Patrick T. Hickey, Jr.
Title:	Executive Vice President

Signature Page to First Amendment to Third Amended and Restated Credit Agreement